UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2007

COMPETITIVE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-76630	65-1146821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3751 Merced Drive, Suite A Riverside, CA	92503
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 687-6100

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

(b) Resignation of Director

On February 13, 2007, Mr. George Hannah II gave the Registrant notice of his resignation as a member of the Registrant’s Board of Directors, effective immediately. Mr. Hannah’s letter of resignation is attached hereto as Exhibit 99.1. The Registrant disagrees with any statements made by Mr. Hannah and believes the company is being operated with the best interests of its stockholders. The vacancy created on the Registrant’s Board of Directors by Mr. Hannah’s resignation will remain vacant until further notice.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
99.1	Mr. Hannah’s Letter of Resignation dated February 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE COMPANIES, INC.

By:/s/ Henri Hornby
Henri Hornby, Chief Executive Officer

Date: February 16, 2007